UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 8, 2005


                             Kinetic Concepts, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Texas                        0001-09913               74-1891727
----------------------------     ------------------------   --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


         8023 Vantage Drive
         San Antonio, Texas                                        78230
----------------------------------------                    --------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (210) 524-9000


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On February 8, 2005, the Board of Directors of Kinetic Concepts, Inc. appointed Ronald W. Dollens to serve as Chairman of the Board and accepted the resignations of directors Robert Jaunich II, the former Chairman, and James T. Farrell. A press release announcing the changes to the Board of Directors is attached as Exhibit 99.1 to this report.


Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     99.1       Press Release issued by Kinetic Concepts, Inc., dated
                February 8, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KINETIC CONCEPTS, INC.
                                            (REGISTRANT)


Date: February 8, 2005                      By: /s/ Martin J. Landon
                                                --------------------------------
                                                Name:  Martin J. Landon
                                                Title: Vice President, Chief
                                                       Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release issued by Kinetic Concepts, Inc., dated February 8, 2005.